Vanguard Total International Stock Index Fund

Supplement to the Prospectus and Summary Prospectuses Dated November 29, 2010

Important Information Regarding Vanguard Total International Stock Index Fund

The Fund’s ETF shares have not commenced operations; they are expected to be available for purchase in the first quarter of 2011.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 113B 122010

Vanguard STAR® Funds

Supplement to the Statement of Additional Information Dated November 29, 2010

The information following the heading “Transaction Fee on Purchases of Creation Units” on page B-57 is restated as follows:

The ETF Fund imposes a Transaction Fee (payable to the Fund) to compensate the Fund for costs associated with the issuance of Creation Units.

When the ETF Fund permits or requires a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser will be assessed an additional charge on the cash-in-lieu portion of its investment. The amount of this charge will vary as determined by the Fund at its sole discretion, but will not be more than is reasonably needed to compensate the Fund for the transaction costs including, if applicable, the estimated market costs of purchasing the relevant Deposit Securities.

The Transaction Fees for purchases are listed in the table below. This table is subject to revision from time to time.

		Maximum Additional
	Transaction Fee	Variable Charge for
Fund	on Purchases	Cash Purchases[1]

Total International Stock ETF Shares	$12,000	2%
1 As a percentage of the cash-in-lieu amount invested.

The information following the heading “Transaction Fee on Redemptions of Creation Units” on page B-58 is restated as follows:

The ETF Fund imposes a transaction fee (payable to the Fund) to compensate the Fund for costs associated with the redemption of Creation Units.

When the ETF Fund permits or requires a redeeming investor to receive cash in lieu of one or more Redemption Securities, the investor will be assessed an additional charge on the cash-in-lieu portion of its redemption. The amount of this charge will vary as determined by the Fund at its sole discretion, but will not be more than is reasonably needed to compensate the Fund for the transaction costs including, if applicable, the estimated market costs of selling portfolio securities to raise the necessary cash.

The Transaction Fees for redemptions are listed in the table below. This table is subject to revision from time to time.

		Maximum Additional
	Transaction Fee	Variable Charge for
Fund	on Redemptions	Cash Redemptions[1]

Total International Stock ETF Shares	$12,000	2%
1 As a percentage of the cash-in-lieu amount redeemed.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI056B 122010